Exhibit 10.1
AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT

This Amendment No. 2 (this “Amendment”) dated as of April 14, 2011 to the Revolving Credit And Security Agreement referred to below by and between SyntheMed, Inc., a Delaware corporation (the “Borrower”), and Pathfinder, LLC, a Massachusetts limited liability company (the “Lender”).

WITNESSETH:

WHEREAS, Borrower and Lender are party to that certain Revolving Credit and Security Agreement dated as of September 14, 2010, as amended by Amendment No. 1 thereto effective February 15, 2011 (the “Credit Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION  1.  Capitalized Terms.  Capitalized terms that are not defined in this Amendment have the respective meanings set forth in the Credit Agreement.

SECTION  2.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           The definition of “Revolving Credit Period” in Section 1.1 is hereby amended and restated to read in its entirety as follows:

“Revolving Credit Period” means the period from and including the Closing Date to the earlier of (a) May 31, 2011 or (b) such earlier date as the Lender shall determine, in its sole and absolute discretion, upon at least five (5) Business Days’ prior written notice to the Borrower.

SECTION  3.  Effect on Credit Agreement. Except as otherwise expressly amended herein, the Credit Agreement shall remain in full force and effect.  All references in any document or agreement to the Credit Agreement shall refer to the Credit Agreement, as amended hereby.

SECTION 4.  Execution in Counterparts; Facsimile Signatures.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the 14th day of April, 2011.

THE BORROWER: SYNTHEMED, INC. By: /s/ Barry Frankel Barry Frankel, Chairman of Special Committee THE LENDER: PATHFINDER, LLC By: /s/ Richard L. Franklin Richard L. Franklin, President and Manager

   [Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement]